UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Items.

On April 18, 2022, Alleghany Corporation, a Delaware corporation (the “Company”) issued a press release announcing the expiration of the “go-shop” period under the terms of the Agreement and Plan of Merger, dated as of March 20, 2022, between the Company, Berkshire Hathaway Inc. and O&M Acquisition Corp. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-looking Statements

  This report contains disclosures, which may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should” or the negative versions of those words or other comparable words. Forward-looking statements do not relate solely to historical or current facts, rather they are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. These statements are not guarantees of future performance. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company’s future financial condition and results.

Various forward-looking statements in this release relate to the proposed acquisition by Berkshire Hathaway of the Company. Important transaction-related and other risk factors that may cause these forward-looking statements to differ include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (iii) significant transaction costs associated with the transaction; (iv) potential litigation relating to the transaction, including the effects of any outcomes related thereto; (v) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; and (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction.

  Additional risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent circumstances or events.

Important Additional Information and Where to Find It

In connection with the transaction with Berkshire Hathaway, the Company filed a preliminary proxy statement with the SEC on April 11, 2022. The definitive version of the proxy statement (if and when available) will be mailed or otherwise delivered to the Company’s stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain, free of charge, copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Investor Relations portion of the Company’s website at https://www.alleghany.com/investor-relations/ or by contacting the Company’s investor relations department at the following: Dale James, Alleghany Corporation, 212-752-1356.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition of the Company by Berkshire. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 15, 2021. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 18, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: April 18, 2022	By:	/s/ Kerry J. Jacobs
	Name:	Kerry J. Jacobs
	Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

Alleghany Corporation Announces End of “Go-Shop” Period

NEW YORK, April 18, 2022 – Alleghany Corporation (NYSE: Y) today announced the end of the “go-shop” period under the previously announced definitive merger agreement with Berkshire Hathaway Inc. (NYSE:BRK.A; BRK.B). Under the terms of the agreement, Alleghany and its representatives were permitted to solicit and consider alternative acquisition proposals from third parties until April 14, 2022.

During the go-shop period, Alleghany and its financial advisor solicited alternative acquisition proposals from 31 potentially interested third parties. Despite these efforts, Alleghany did not receive any alternative acquisition proposals. Following the expiration of the “go-shop”, Alleghany became bound by customary “no-shop” restrictions under the definitive merger agreement that limit its and its representatives’ ability to initiate, solicit or engage in discussions or negotiations regarding alternative acquisition proposals from third parties, except as otherwise permitted by the agreement, subject to compliance by Alleghany’s Board of Directors with its fiduciary duties. There is no termination fee payable in the event of any termination of the merger agreement.

The transaction is expected to close in the fourth quarter of 2022, subject to customary closing conditions, including approval by Alleghany stockholders and receipt of regulatory approvals.

Goldman, Sachs & Co. LLC is serving as financial advisor and Willkie Farr & Gallagher LLP is serving as legal advisor to Alleghany.

About Alleghany

Alleghany Corporation owns operating subsidiaries and manages investments, anchored by a core position in property and casualty reinsurance and insurance. Alleghany’s property and casualty subsidiaries include: Transatlantic Holdings, Inc., a leading global reinsurer; RSUI Group, Inc., which underwrites wholesale specialty insurance coverages; and CapSpecialty, Inc., an underwriter of specialty casualty and surety insurance coverages. Alleghany’s subsidiary Alleghany Capital Corporation owns and supports a diverse portfolio of eight non-financial businesses.

Forward-looking Statements

This release contains disclosures, which may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Various forward-looking statements in this release relate to the acquisition by Berkshire Hathaway of Alleghany Corporation. Important transaction-related and other risk factors that may cause these forward-looking statements to differ include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (iii) significant transaction costs associated with the transaction; (iv) potential litigation relating to the transaction, including the effects of any outcomes related thereto; (v) the risk that disruptions from the transaction will harm Alleghany’s business, including current plans and operations; (vi) the ability of Alleghany to retain and hire key personnel; and (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction.

Additional risks and uncertainties are discussed in Alleghany’s Annual Report on Form 10-K for the year-ended December 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) and subsequent filings with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Alleghany does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent circumstances or events.

Important Additional Information and Where to Find It

In connection with the transaction with Berkshire Hathaway, Alleghany filed a preliminary proxy statement with the SEC on April 11, 2022. The definitive version of the proxy statement (if and when available) will be mailed or otherwise delivered to Alleghany’s stockholders.

ALLEGHANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain, free of charge, copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Alleghany through the website maintained by the SEC at www.sec.gov, the Investor Relations portion of Alleghany’s website at https://www.alleghany.com/investor-relations/ or by contacting Dale James at 212-752-1356.

Participants in the Solicitation

Alleghany and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Alleghany’s stockholders in connection with the transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the transaction (if and when they become available). Information relating to the foregoing can also be found in Alleghany’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 15, 2021. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors

Dale James

Alleghany Corporation

212-752-1356

Dan Burch

Mackenzie Partners, Inc.

dburch@mackenziepartners.com

Media

Paul Scarpetta/Drew Brown/Warren Rizzi

Sard Verbinnen & Co.

AlleghanyCorp-SVC@sardverb.com